UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 10, 2006
AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8610 (Commission File Number)	43-1301883 (IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas (Address of Principal Executive Offices)	78205 (Zip Code)
Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Throughout this document, the Registrant, AT&T Inc., is referred to as “we” or “AT&T.”
AT&T is filing this Current Report on Form 8-K in order to incorporate by reference into its registration statements, including Registration Statement on Form S-3 (File No. 333-118476), information about its pending acquisition of BellSouth Corporation (“BellSouth”). Unaudited Pro Forma Condensed Combined Financial Information as of and for the period ended March 31, 2006, derived from the historical consolidated financial statements of AT&T, BellSouth and Cingular Wireless L.L.C. (“Cingular”) and adjusted to give effect to AT&T’s acquisition of BellSouth, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The BellSouth Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference. The Consolidated Financial Statements included in Cingular's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
RATIO OF EARNINGS TO FIXED CHARGES
The following table sets forth AT&T’s ratio of earnings to fixed charges for the year ended December 31, 2005 and the three-month period ended March 31, 2006. At March 31, 2006 no preferred stock was outstanding.

Pro Forma
Three Months Ended	Year Ended
March 31, 2006	December 31, 2005
2.81	2.77
The pro forma calculation of ratios of earnings to fixed charges for the year ended December 31, 2005 is derived from the historical consolidated financial statements of AT&T, AT&T Corp. (“ATTC”), which was acquired by AT&T on November 18, 2005, BellSouth and Cingular using the purchase method of accounting. AT&T is treated as the acquirer and assumes the acquisitions of BellSouth and ATTC had been completed on January 1, 2005. For purposes of calculating this ratio, the undistributed earnings from equity investments held by the above mentioned companies are included.
The pro forma calculation of ratios of earnings to fixed charges for the three-month period ended March 31, 2006 is derived from the historical consolidated financial statements of AT&T, BellSouth and Cingular using the purchase method of accounting. AT&T is treated as the acquirer and assumes the acquisition of BellSouth had been completed on January 1, 2006. For purposes of calculating this ratio, the undistributed earnings from equity investments held by the above mentioned companies are included.
The historical ratios of earnings to fixed charges for each of the five years ended December 31, 2005 and for the three months ended March 31, 2005 and 2006 are set forth in AT&T’s Annual Report on Form 10-K for the year ended December 31, 2005 and AT&T’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, respectively, which are incorporated by reference herein.
(d)	Exhibits

12	Computation of Ratios of Earnings to Fixed Charges

23	Consent of PricewaterhouseCoopers LLP, registered public accounting firm for BellSouth Corporation.

99.1	Unaudited Pro Forma Condensed Financial Statements.

99.2	BellSouth Corporation Annual Report on Form 10-K for the year ended December 31, 2005. The material set forth in the exhibits to the Form 10-K is not attached hereto or included as an exhibit and is not being incorporated herein by reference.

99.3	BellSouth Corporation Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. The material set forth in the exhibits to the Form 10-Q is not attached hereto or included as an exhibit and is not being incorporated herein by reference.

99.4	Consolidated Financial Statements of Cingular Wireless, L.L.C. (Excerpt from Quarterly Report on Form 10-Q for the quarter ended March 31, 2006).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

AT&T INC.
Date: May 10, 2006	By:	/s/ John J. Stephens
John J. Stephens
Senior Vice President and Controller